UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2019

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

The information included in Item 1.02 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01 of this Current Report.

Item 1.02 – Termination of a Material Definitive Agreement

As previously disclosed, on October 28, 2018, Denbury Resources Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Penn Virginia Corporation, a Virginia corporation (“Penn Virginia”), Dragon Merger Sub Inc., a Virginia corporation and wholly owned subsidiary of the Company (“Merger Sub”), and DR Sub LLC, a Virginia limited liability company and wholly owned subsidiary of the Company (“DR Sub”), which contemplated that Merger Sub would be merged with and into Penn Virginia (the “Merger”), with Penn Virginia continuing as the surviving entity in the Merger (the “Surviving Corporation”) and, immediately thereafter, the Surviving Corporation would be merged with and into DR Sub, with DR Sub continuing as the surviving entity and a wholly owned subsidiary of the Company.

On March 21, 2019, the Company, Merger Sub, DR Sub and Penn Virginia entered into a Termination Agreement, dated as of March 21, 2019 (the “Termination Agreement”), pursuant to which the parties mutually terminated the Merger Agreement and agreed to release each other from certain claims and liabilities arising out of or related to the Merger Agreement or the transactions contemplated therein or thereby.

The foregoing descriptions of the Merger Agreement, the Termination Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by the actual Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 28, 2018, and by the actual Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report, each of which is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On March 21, 2019, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*	Termination Agreement, by and among Denbury Resources Inc., Dragon Merger Sub Inc., DR Sub LLC and Penn Virginia Corporation, dated as of March 21, 2019.
99.1*	Denbury Press Release, dated March 21, 2019.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: March 21, 2019	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Termination Agreement, by and among Denbury Resources Inc., Dragon Merger Sub Inc., DR Sub LLC and Penn Virginia Corporation, dated as of March 21, 2019.
99.1	Denbury Press Release, dated March 21, 2019.